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                                                                    EXHIBIT 99.1


                            MARINER HEALTH CARE, INC.

Contact:          Mariner Health Care, Inc.
                  Boyd Gentry
                  Senior Vice President and Treasurer
                  678-443-6872

                          MARINER HEALTH CARE ANNOUNCES
                      CLOSINGS OF $175 MILLION 8.25% SENIOR
                           SUBORDINATED NOTE OFFERING
                    AND $225 MILLION SECURED CREDIT FACILITY

ATLANTA, GEORGIA - December 22, 2003 - Mariner Health Care, Inc. ("Mariner") (OTCBB: MHCA) announced today that on Friday, December 19, 2003 it closed on its previously announced offering of $175 million aggregate principal amount of 8.25% Senior Subordinated Notes due 2013 (the "Notes") and new senior credit facility (the "Senior Credit Facility"), which includes a $135 million term loan and $90 million revolving line of credit.

The Notes will be unsecured senior subordinated obligations and will be subordinated in the right of payment to Mariner's existing and future senior indebtedness. The Notes have not been registered under the Securities Act of 1933 (the "Securities Act"). Accordingly, the Notes may not be offered or sold in the United States or to U.S. persons absent registration or an applicable exemption from registration under the Securities Act.

Mariner used the proceeds from the Notes and Senior Credit Facility primarily to repay existing indebtedness, including approximately $150 million of its second priority secured notes and approximately $152 million in existing senior secured indebtedness.

Mariner is headquartered in Atlanta, Georgia and certain of its subsidiaries and affiliates own and/or operate approximately 255 skilled nursing and eight assisted living facilities as well as 12 long-term acute care hospitals representing approximately 32,000 beds across the country.

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Certain statements in this press release may constitute "forward-looking"
statements as defined in Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 (the "Exchange Act"), the Private Securities Litigation Reform Act of 1995 (the "PSLRA"), or in releases made by the Securities and Exchange Commission, all as may be amended from time to time. Statements regarding the offering, new credit facility, use of proceeds and other statements contained in this press release that are not historical facts may be forward-looking statements within the meaning of the PSLRA. Any such forward-looking statements reflect our beliefs and assumptions and are based on information currently available to us. Forward-looking statements are only predictions and involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements, or industry results, to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. These cautionary statements are being made pursuant to the Securities Act, the Exchange Act and the PSLRA with the intention of obtaining the benefits of the "safe harbor" provisions of such laws. Mariner cautions investors that any forward-looking statements we make are not guarantees or indicative of future performance. Factors that could cause actual results to differ materially include, without limitation, potential adverse changes in the capital markets and interest rates generally. For additional information regarding factors that may cause our results of operations to differ materially from those presented herein, please see "Risk Factors" contained in our Annual Report on Form 10-K for the fiscal year ended December 31, 2002 and Management's Discussion and Analysis of Results of Operations and Financial Condition in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2003.


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You can identify forward-looking statements as those that are not historical in nature, particularly those that use terminology such as "may," "will," "should," "expect," "anticipate," "contemplate," "estimate," "believe," "plan," "project," "predict," "potential" or "continue," or the negative of these, or similar terms.

Any subsequent written or oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements set forth or referred to above, as well as the risk factors contained in our Annual Report for the year ended December 31, 2002 on Form 10-K and Management's Discussion and Analysis of Results of Operations and Financial Condition in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2003. Except as required by law, we disclaim any obligation to update such statements or to publicly announce the result of any revisions to any of the forward-looking statements contained herein to reflect future events or developments.

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